Exhibit 99.1

Ardour Capital / Baker & McKenzie Fifth Annual Energy Technology Conference | October 18, 2007 Bob Worsley - Chairman & CEO, Renegy Holdings, Inc.

3 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by the use of words such as "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "should," "will," and similar words. These statements include, but are not limited to, predictions regarding the prospects for a sale of SCR-Tech; the prospects and timing associated with completion of construction and commissioning of the Snowflake plant and its ability to begin producing electrical power in the first half of 2008; projected revenues and EBITDA generated by Snowflake; growth prospects and the financial potential of the business, including revenues and EBITDA; our ability to execute future power projects; market opportunity and demand for biomass energy; fuel sources for our biomass facilities; availability of financing on attractive terms; and strategic initiatives relating to our business. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various risks and uncertainties. Factors that might cause actual results to differ include, but are not limited to, the risks set forth in "Risk Factors" in our most recently filed Registration Statement on Form S-4 relating to its recently completed merger transaction, filed with the Securities and Exchange Commission, which we encourage you to consult.

5 Renegy Holdings, Inc. Biomass to energy company Focus: Owning and operating a growing portfolio of biomass energy facilities Created through a merger of Catalytica Energy Systems, Inc. and NZ Legacy, LLC All stock transaction closed October 1, 2007 New trading symbol - NASDAQ: RNGY Commenced trading October 1, 2007 6.43 MM shares outstanding Approx. $50 MM market cap Headquarters - Tempe, AZ 82 employees Currently negotiating sale of SCR-Tech subsidiary NASDAQ: RNGY The Future in Renewable and Green Energy

7 Proven Leadership Robert M. Worsley - Chairman & CEO of Renegy Holdings, Inc. Proven Experience Pioneering and Building Growth Companies Founder of NZ Legacy, LLC 100,000 Acres of Land | 1 Million Acres of Mineral Rights Previously - Founder, Chairman, President & CEO of SkyMall, Inc. Led SkyMall to Largest In-Flight Catalog Company in the World Spun Out NZ Legacy Uranium Assets - Uranium One (UUU.TO) Now a $6 B Market Cap Company Other Successful Ventures in Real Estate, Oil / Gas, and Ranching

9 Investor Highlights Multi-billion dollar opportunity in biomass to energy Estimated to reach 100 GW ($70 Billion) in the U.S. by 2025 Ripe for strategic roll-up Power business provides stable, predictable cash flows and profitability 24 MW Snowflake plant : Strong foothold in emerging biomass market Operational 1H 2008 Strong recurring revenue streams & cash flows through long-term PPAs Rapid growth strategy through acquisitions - existing and idle facilities Established fuel business and fuel aggregation expertise Strong management team and Board Substantial Market Opportunity Significant Near-Term Growth Potential

11 Enlightened Generation VISION The Leading Biomass to Energy Company in North America

13 Biomass - A Key Resource Biomass to power (NOT biofuels) Stored energy from sun in plant material Harness energy from organic waste Renewable, low cost fuel source Produce clean, renewable power Proven technology Benefits: Reliable, base-load power source Reduces fossil fuel dependence Diverts waste from over-burdened landfills Promotes energy independence Negative GHG emissions | Carbon neutral GREENHOUSE GASES AVOIDED BY RENEWABLES* *Includes avoided fossil fuel generation & CH4 GHG emissions Source: California Biomass Energy Alliance What is Biomass? (Gas assist)

15 Timely Business Opportunity Only pure play public company in rapidly growing biomass space Major non-fossil fuel source : right NOW 3x larger than solar and geothermal combined Comparable in size to wind today Commercially proven technology - more than 20 years Highly fragmented industry | No leading player Roll-up strategy : significant near-term growth potential Renewable Portfolio Standards (RPS) mandates utilities to purchase Fuel aggregation : key differentiator Why Biomass to Energy?

17 17 Source: U.S. Dept. of Energy RPS Drives Immediate Needs Market-driven policy 28 states plus DC... and growing! Requires up to 25% of electricity from renewable sources within 2-18 years Federal RPS passed by House of Representatives Aug '07 Increased Energy Sustainability RPS states represent more than 65% of U.S. population

19 Significant Market Potential Significant Market Potential 100 GW 100 GW 248 GW Source: ACORE March 2007 Outlook on Renewable Energy in America (www.acore.org) Current Renewable Capacity 99 GW U.S. Renewable Generating Capacity Industry Structure Power Structure Technology Risk Intermittent Intermittent High Low Highly fragmented Many technologies Significant competition Very large players WIND SOLAR Cost (kWh) $0.09 - $0.12 CSP $0.20+ PV $0.05 - $0.08 154 GW 154 GW Steady Baseload Low Few players No Leader BIOMASS $0.06 - $0.09 U.S. Biomass Market Projected to Reach $70 Billion by 2025

21 Renegy - Uniquely Positioned Fuel aggregation, processing, acquisition and forestry expertise Construction, project management, accounting and project financing expertise Key established relationships: U.S. Forest Service / stewardship contracts and large private timberlands Local green waste sites Major utility companies for future PPAs Key Core Competencies Key Core Competencies

23 Established Biomass Fuel Business Built over past 3 years Experts in fuel aggregation and processing Infrastructure in place to harvest / haul / grind fuel 45 employees in the woods 350,000 tons of wood waste gathered to date Fleet of 12 trucks, grinders, skidders, feller bunchers, sawmills Can be replicated for future facilities Cost containment and supply strategy Long-term fuel supply agreements | control fiber from stump to boiler Process and sell higher value wood product Process and sell higher value wood product Process and sell higher value wood product Process and sell higher value wood product Process and sell higher value wood product Process and sell higher value wood product Process and sell higher value wood product Process and sell higher value wood product Process and sell higher value wood product Process and sell higher value wood product Process and sell higher value wood product

25 24 MW Biomass Plant Located at paper mill operated by Abitibi PPAs secured with APS & SRP Entire power output pre-sold for 20 years Transmission lines at facility Fuel sources 50% from paper mill sludge (Abitibi) 50% woody waste material $53 MM financing secured (non-recourse debt) Operating agreement and lease secured (25 years) Provides strong foundation for growth Renegy at Snowflake Renegy at Snowflake Renegy at Snowflake Renegy at Snowflake Renegy at Snowflake Snowflake Plant Under Construction Abitibi Paper Sludge

27 2 1/2 Years of Wood Waste Fuel Secured to Date 1 1/2 Years Currently Stored at Plant Site Snowflake Fuel Storage Yard

29 Susanville Biomass Plant Idle biomass plant in Susanville, CA - 13 MW 60-day purchase option signed in September to acquire plant for $1.3 MM Compelling economic opportunity $12.0 - $15.0 MM total investment to purchase, refurbish, and possibly relocate Less than $1,150 / kW to restart vs. $2,500 / kW to build new Final decision to purchase will be based upon: Long-term fuel availability near plant Securing a PPA for entire power output Inherent value of equipment Potential to be operational as early as 1H 2008

31 Rapid Growth Strategy Acquire existing, operating facilities Acquire idle facilities at a discount (refurbish, resolve fuel / PPA issues and restart) Greenfield projects across North America Secured, long-term fuel supplies PPAs at favorable rates Build Critical Mass - STRONG PIPELINE - 1 GW of Biomass Opportunities Identified to Date How will we finance? Debt financed (to the extent feasible and reasonable) Non-recourse project financing Equity financed where accretive to shareholder value

33 Driving our Success Leverage Core Competencies Expand fuel business to supply future biomass energy facilities Enhance fuel transportation infrastructure Expand biomass feedstock contracts Add depth to in-house EPC construction expertise Secure new PPAs Incorporate a technology advantage Grow energy crops (sorghum) Closed loop biomass systems: PTC advantage Gasification, pyrolysis Anaerobic digestion

35 Strong Financial Potential 1,000 MW 24 MW East 1000 24 Snowflake - $16 MM of revenues and $8 MM of EBITDA annually* Pipeline - In excess of 1 GW Snowflake - 24 MW Pipeline - 1 GW Pipeline potential ... $700 MM in revenues and over $300 MM in EBITDA annually *Once fully operational - start-up expected 1H 2008

QUESTIONS?